SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	NOTE 10 - SUBSEQUENT EVENTS
As part of TORM’s ongoing capital and loan management strategy, TORM has exercised purchase options for 13 leaseback vessels, transitioning them to full ownership. As of the date of this report, three of these (TORM Herdis, TORM Hellerup, TORM Hannah) have transferred to TORM’s ownership. The remaining ten vessels are expected to transfer ownership during Q3 and Q4 2025.
TORM has secured financing commitments of up to USD 857m on attractive terms to refinance two existing syndicated loans as well as lease agreements covering 22 vessels. Syndicated loans will be refinanced in Q3 2025, while lease agreements will be refinanced on a rolling basis before the end of Q2 2026 as individual purchase options are exercised.
TORM’s Board of Directors has declared an interim dividend for the second quarter of 2025 of
USD 0.40 per share to be paid to the shareholders corresponding to an expected total dividend payment of USD 39.2m. The distribution for the quarter is equivalent to 67% of net profit and reflects the Distribution Policy. The payment date is 03 September 2025 to all shareholders on record as of 22 August 2025, and the ex-dividend date is 21 August 2025 for the shares listed on
Nasdaq OMX Copenhagen and 22 August 2025 for the shares listed on Nasdaq New York. The dividends have not been recognized as liabilities as at 30 June 2025 and there are no tax consequences.